The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

HVMLT 05-13 MKT - Price/Yield - 2A1A2

Balance	$115,815,000.00	Delay	0	Index	LIBOR_1MO | 3.83
Coupon	4.62	Dated	9/30/2005	Mult / Margin	1 / .79
Settle	9/30/2005	First Payment	10/19/2005	Cap / Floor	Nov-00

Prepay									5 for 36
Optional	6 CPR	8 CPR	10 CPR	20 CPR	30 CPR	50 CPR	60 CPR	70 CPR	60 CPR
Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
100-22	71	69	68	59	48	20	1	-22	59
100-23	70	69	67	58	47	17	-2	-26	58
100-24	70	68	67	57	46	15	-6	-31	57
100-25	69	68	66	56	44	12	-9	-36	56
100-26	69	67	66	55	43	9	-13	-40	55
100-27	69	67	65	54	41	7	-16	-45	54
100-28	68	66	65	54	40	4	-20	-49	53
100-29	68	66	64	53	39	1	-23	-54	52
100-30	68	66	64	52	37	-1	-27	-58	52
100-31	67	65	63	51	36	-4	-30	-63	51
101-00	67	65	63	50	35	-7	-34	-67	50
101-01	66	64	62	49	33	-9	-37	-72	49
101-02	66	64	61	48	32	-12	-41	-76	48
101-03	66	63	61	47	30	-14	-44	-81	47
101-04	65	63	60	46	29	-17	-48	-86	46
101-05	65	62	60	45	28	-20	-51	-90	45
101-06	64	62	59	45	26	-22	-54	-95	44
101-07	64	62	59	44	25	-25	-58	-99	43
101-08	64	61	58	43	24	-28	-61	-104	42
101-09	63	61	58	42	22	-30	-65	-108	42
101-10	63	60	57	41	21	-33	-68	-113	41
WAL	11.15	9.14	7.66	3.89	2.42	1.20	0.90	0.69	3.68
Mod Durn 30360	7.88	6.74	5.86	3.33	2.18	1.13	0.86	0.66	3.30
Principal Window Begin	1	1	1	1	1	1	1	1	1
Principal Window End	287	255	224	123	80	42	31	24	66

HVMLT 05-13 MKT - Price/Yield - 2A1A2

Balance	$115,815,000.00	Delay	0	Index	LIBOR_1MO | 3.83
Coupon	4.61	Dated	9/30/2005	Mult / Margin	1 / .78
Settle	9/30/2005	First Payment	10/19/2005	Cap / Floor	Nov-00

Prepay	6 CPR	8 CPR	10 CPR	20 CPR	30 CPR	50 CPR	60 CPR	70 CPR	5 for 36 60 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
100-22	70	68	67	58	47	19	0	-23	58
100-23	69	68	66	57	46	16	-3	-27	57
100-24	69	67	66	56	45	14	-7	-32	56
100-25	68	67	65	55	43	11	-10	-37	55
100-26	68	66	65	54	42	8	-14	-41	54
100-27	68	66	64	53	40	6	-17	-46	53
100-2 8	67	65	64	53	39	3	-21	-50	52
100-29	67	65	63	52	38	0	-24	-55	51
100-30	67	65	63	51	36	-2	-28	-59	51
100-31	66	64	62	50	35	-5	-31	-64	50
101-00	66	64	62	49	34	-8	-35	-68	49
101-01	65	63	61	48	32	-10	-38	-73	48
101-02	65	63	60	47	31	-13	-42	-77	47
101-03	65	62	60	46	29	-15	-45	-82	46
101-04	64	62	59	45	28	-18	-49	-87	45
101-05	64	61	59	44	27	-21	-52	-91	44
101-06	63	61	58	44	25	-23	-55	-96	43
101-07	63	61	58	43	24	-26	-59	-100	42
101-08	63	60	57	42	23	-29	-62	-105	41
101-09	62	60	57	41	21	-31	-66	-109	41
101-10	62	59	56	40	20	-34	-69	-114	40
WAL	11.15	9.14	7.66	3.89	2.42	1.20	0.90	0.69	3.68
Mod Durn 30360	7.88	6.74	5.86	3.33	2.18	1.13	0.86	0.66	3.30
Principal Window Begin	1	1	1	1	1	1	1	1	1
Principal Window End	287	255	224	123	80	42	31	24	66

HVMLT 05-13 MKT - Price/Yield - 2A1A2

Balance	$115,815,000.00	Delay	0	Index	LIBOR_1MO | 3.83
Coupon	4.6	Dated	9/30/2005	Mult / Margin	1 / .77
Settle	9/30/2005	First Payment	10/19/2005	Cap / Floor	Nov-00

Prepay	6 CPR	8 CPR	10 CPR	20 CPR	30 CPR	50 CPR	60 CPR	70 CPR	5 for 36 60 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
100-22	69	67	66	57	46	18	-1	-24	57
100-23	68	67	65	56	45	15	-4	-28	56
100-24	68	66	65	55	44	13	-8	-33	55
100-25	67	66	64	54	42	10	-11	-38	54
100-26	67	65	64	53	41	7	-15	-42	53
100-27	67	65	63	52	39	5	-18	-47	52
100-28	66	64	63	52	38	2	-22	-51	51
100-29	66	64	62	51	37	-1	-25	-56	50
100-30	66	64	62	50	35	-3	-29	-60	50
100-31	65	63	61	49	34	-6	-32	-65	49
101-00	65	63	61	48	33	-9	-36	-69	48
101-01	64	62	60	47	31	-11	-39	-74	47
101-02	64	62	59	46	30	-14	-43	-78	46
101-03	64	61	59	45	28	-16	-46	-83	45
101-04	63	61	58	44	27	-19	-50	-88	44
101-05	63	60	58	43	26	-22	-53	-92	43
101-06	62	60	57	43	24	-24	-56	-97	42
101-07	62	60	57	42	23	-27	-60	-101	41
101-08	62	59	56	41	22	-30	-63	-106	40
101-09	61	59	56	40	20	-32	-67	-110	40
101-10	61	58	55	39	19	-35	-70	-115	39
WAL	11.15	9.14	7.66	3.89	2.42	1.20	0.90	0.69	3.68
Mod Durn 30360	7.89	6.75	5.86	3.33	2.18	1.13	0.86	0.66	3.30
Principal Window Begin	1	1	1	1	1	1	1	1	1
Principal Window End	287	255	224	123	80	42	31	24	66